SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        March 20, 2003 (March 19, 2003)
                    --------------------------------------
               Date of report (Date of earliest event reported)


                              Hexcel Corporation
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


      Delaware                        1-8472                94-1109521
---------------------------     ---------------------    ------------------
    (State or Other                 (Commission            (IRS Employer
Jurisdiction Incorporation)         File Number)         Identification No.)


                              Two Stamford Plaza
                             281 Tresser Boulevard
                       Stamford, Connecticut 06901-3288
         ------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (203) 969-0666
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on March 19, 2003 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1    Press Release issued by the Company on March 19, 2003.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2003


                                      HEXCEL CORPORATION


                                      By: /s/ Stephen C. Forsyth
                                          -------------------------------------
                                      Name:  Stephen C. Forsyth
                                      Title: Executive Vice President
                                             and Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.         Description

99.1                Press Release issued by the Company on March 19, 2003.